UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 30, 2005

(Date of earliest event reported)

IMMUCELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15507	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

56 Evergreen Drive

Portland, ME 04103

(Address of principal executive offices and zip code)

(207) 878-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note: On July 5, 2005, the Registrant filed a Form 8-K report regarding an Amendment to Rights Agreement, dated as of June 30, 2005. The prior report incorrectly numbered Item 3.03 as “Item 4.01 Material Modification to Rights of Security Holders,” and this Form 8-K/A is being filed to correct such numbering.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See Item 1.01 to the Registrant’s Form 8-K report filed on July 5, 2005, incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer